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                                    EXHIBIT A


                            Agreement of Joint Filing


       Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Rigel Pharmaceuticals, Inc.


Dated:  May 8, 2003

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
MPM BIOVENTURES III, L.P.                                     MPM BIOVENTURES III-QP, L.P.

By:  MPM BioVentures III GP, L.P.,                            By:  MPM BioVentures III GP, L.P.,
     its General Partner                                           its General Partner
By:  MPM BioVentures III LLC,                                 By:  MPM BioVentures III LLC,
     its General Partner                                           its General Partner

By:  /s/ Luke Evnin                                           By:  /s/ Luke Evnin
     ----------------------------------                           ----------------------------------
Name:   Luke Evnin                                            Name:  Luke Evnin
Title:  Series A Member                                       Title  Series A Member


MPM BIOVENTURES III GMBH & CO.                                MPM BIOVENTURES III PARALLEL
BETEILIGUNGS KG                                               FUND, L.P.

By:  MPM BioVentures III GP, L.P., in its                     By:  MPM BioVentures III GP, L.P.,
     capacity as the Managing Limited                              its General Partner
        Partner                                               By:  MPM BioVentures III LLC,
By:  MPM BioVentures III LLC,                                      its General Partner
     its General Partner

By:  /s/ Luke Evnin                                           By:  /s/ Luke Evnin
     ----------------------------------                            ---------------------------------
Name:   Luke Evnin                                            Name:   Luke Evnin
Title:  Series A Member                                       Title:  Series A Member


MPM ASSET MANAGEMENT                                          MPM BIOVENTURES III GP, L.P.
INVESTORS 2003 BVIII LLC
                                                              By:  MPM BioVentures III LLC,
                                                                   its General Partner

By:  /s/ Luke Evnin                                           By:  /s/ Luke Evnin
     ----------------------------------                            ---------------------------------
Name:   Luke Evnin                                            Name:   Luke Evnin
Title:  Series A Member                                       Title   Series A Member
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
MPM BIOVENTURES III LLC                                       MPM BIOEQUITIES MASTER FUND, L.P.

By:  /s/ Luke Evnin                                           By:  MPM BioEquities GP, L.P.,
     ----------------------------------                            its General Partner
Name:   Luke Evnin                                            By:  MPM BioEquities GP LLC,
Title:  Manager                                                    its General Partner

                                                              By:  /s/ Luke Evnin
                                                                   ---------------------------------
                                                              Name:  Luke Evnin
                                                              Title: Series A Member

MPM BIOEQUITIES GP, L.P.                                      MPM BIOEQUITIES GP, LLC

By:  MPM BioEquities GP, LLC                                  By:  /s/ Luke Evnin
     its General Partner                                           ---------------------------------
                                                              Name:   Luke Evnin
                                                              Title:  Manager
By:  /s/ Luke Evnin
     ----------------------------------
Name:   Luke Evnin
Title:  Manager


By:  /s/ Luke Evnin                                           By:  /s/ Ansbert Gadicke
     ----------------------------------                            ---------------------------------
Name:   Luke Evnin                                            Name:   Ansbert Gadicke


By:  /s/ Nicholas Galakatos                                   By:  /s/ Dennis Henner
     ----------------------------------                            ---------------------------------
Name:   Nicholas Galakatos                                    Name:   Dennis Henner


By:  /s/ Robert Liptak                                        By:  /s/ Nick Simon, III
     ----------------------------------                            ---------------------------------
Name:   Robert Liptak                                         Name:   Nick Simon, III


By:  /s/ Michael Steinmetz                                    By:  /s/ Kurt von Emster
     ----------------------------------                            ---------------------------------
Name:   Michael Steinmetz                                     Name:   Kurt von Emster


By:  /s/ Kurt Wheeler
     ----------------------------------
Name:    Kurt Wheeler
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